Acquisitions and dispositions	12 Months Ended
Dec. 31, 2022
Business Combination and Asset Acquisition [Abstract]
Acquisitions and dispositions	Acquisitions and dispositions
We sometimes structure our acquisitions and divestitures with both an initial payment or receipt and later contingent payments or receipts tied to post-closing revenue or income growth. There were no contingent payments or receipts in 2022. At Dec. 31, 2022, we are potentially obligated to pay additional consideration which, using reasonable assumptions and estimates, could range from $27 million to $45 million over the next two years. At Dec. 31, 2022, we could potentially receive additional consideration which, using reasonable assumptions and estimates, could be up to $390 million over the next five years.

Transactions in 2022

On Nov. 1, 2022, BNY Mellon completed the sale of BNY Alcentra Group Holdings, Inc. (together with its subsidiaries, “Alcentra”) for $350 million cash consideration at close and contingent consideration dependent on the achievement of certain performance thresholds. We recorded an $11 million pre-tax loss and a $40 million after-tax loss on this transaction. At Oct. 31, 2022, Alcentra had $32 billion in assets under management (“AUM”) concentrated in senior secured loans, high yield bonds, private credit, structured credit, special situations and multi-strategy credit strategies. In addition, goodwill related to Alcentra of $434 million was removed from the consolidated balance sheet as a result of this sale.

On Aug. 1, 2022, BNY Mellon completed the sale of HedgeMark Advisors, LLC (“HedgeMark”), and recorded a $37 million pre-tax gain. As part of the sale, BNY Mellon received an equity interest in the acquiring firm. In addition, goodwill related to HedgeMark of $13 million was removed from the consolidated balance sheet as result of this sale.
Transactions in 2021

On Oct. 1, 2021, BNY Mellon completed the acquisition of Milestone Group Pty Ltd., a business solutions provider for the funds industry, which is included in the Securities Services business segment.

On Oct. 29, 2021, BNY Mellon completed the acquisition of the depositary and custody activities of Nykredit, which is included in the Securities Services business segment.

On Dec. 23, 2021, BNY Mellon completed the acquisition of Optimal Asset Management, an investment advisor that developed patented software to deliver customized investment solutions for investors, particularly direct indexing solutions, which is included in the Market and Wealth Services business segment.

Goodwill and intangible assets related to the 2021 acquisitions totaled $99 million and $70 million, respectively.

Transactions in 2020
In the fourth quarter of 2020, BNY Mellon entered into agreements to sell two legal entities. Those sales closed in the first and third quarters of 2021. BNY Mellon recorded a total after-tax loss of $34 million on these transactions in the fourth quarter of 2020 and a $4 million gain in the third quarter of 2021